UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2025

Kindly MD, Inc.

(Exact name of registrant as specified in its charter)

001-42103	84-3829824
(Commission File Number)	(IRS Employer Identification Number)

5097 South 900 East, Suite 100, Salt Lake City, UT	84117
(Address of Principal Executive Offices)	(Zip Code)

(385) 388-8220
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	KDLY	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	KDLYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2025, Kindly MD, Inc. (the “Company”) entered into an “Addendum to Executive Employment Agreement” with each of Tim Pickett, the Company’s Chief Executive Officer, Jared Barrera, the Company’s Chief Financial Officer, and Adam Cox, the Company’s Chief Operating Officer. These Addenda to Executive Employment Agreements modified the amount of stock options and vesting schedules granted to the executives and waived the right to future equity in the Company, Nakamoto Holdings, Inc. or their subsidiaries or affiliates, among other things.

Specifically, under the Addendums to Executive Employment Agreements, Mr. Pickett received 7,479 stock options that will vest on September 1, 2025 and was granted 28,780 shares of restricted stock of the Company that are fully vested upon issuance, Mr. Barrera was granted 35,000 stock options that will vest over a nine month period, and Mr. Cox was granted 40,000 stock options that will vest over a nine month period.

On May 12, 2025, the independent directors of the Company received shares of restricted stock and stock options of the Company in amounts that varied from their existing agreements and the directors waived the right to future equity in the Company, Nakamoto Holdings, Inc. or their subsidiaries or affiliates. Specifically, each of Amy Powell, Christian Robinson and Gary Seelhorst received 1,838 shares of restricted common stock that are fully vested upon issuance, 538 stock options that are fully vested and 2,000 stock options that fully vest upon a change of control of the Company.

All options were granted with an exercise price based on the closing price of the Company’s common stock on the business day immediately prior to the grant date or higher.

Item 8.01. Other Events.

Since May 12, 2025, the Company has issued 730,923 shares of its common stock pursuant to the exercise of warrants by warrant holders. Through close of business on May 15, 2025, the Company has received a total of $4,219,584.33 from the exercise of these warrants.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Addendum to Executive Employment Agreement with Tim Pickett dated May 12, 2025
10.2	Addendum to Executive Employment Agreement with Jared Barrera dated May 12, 2025
10.3	Addendum to Executive Employment Agreement with Adam Cox dated May 12, 2025
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

KINDLY MD, INC.

Dated: May 16, 2025	By:	/s/ Tim Pickett
Tim Pickett
Chief Executive Officer